UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2007

ASPREVA PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

000-51169	98-0435540
(Commission File Number)	(IRS Employer Identification No.)

1203-4464 Markham Street
Victoria, British Columbia, Canada V8Z 7X8
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (250) 744-2488

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Plan Approved at Annual and Special General Meeting of Shareholders

The Aspreva 2002 Incentive Stock Option Plan, or the Plan, was adopted by Aspreva Pharmaceuticals Corporation’s board of directors in January 2002, and approved by our shareholders in February 2005. In April 2007, our board of directors approved an amendment to the Plan to increase from 4,031,000 to 5,281,000 the number of common shares reserved thereunder. In addition, in April 2007, our board of directors approved several amendments to the Plan in order to comply with recent Toronto Stock Exchange policies and to provide us with more flexibility in granting certain equity incentive awards. On May 31, 2007, our shareholders approved these amendments at our 2007 Annual and Special General Meeting of Shareholders. A summary of the material terms of these amendments are as follows:

Amending Provisions

In accordance with recent Toronto Stock Exchange policies, the Plan as amended allows the compensation committee of the board of directors to amend the Plan or any award agreement under the Plan at any time provided that shareholder approval has been obtained by ordinary resolution. Notwithstanding the foregoing, shareholder approval would not be required for amendments of a clerical nature, amendments to reflect any regulatory authority requirements, amendments to vesting provisions, amendments to the term of options or tandem stock appreciation rights held by non-insiders, amendments to the option exercise price of options held by non-insiders, and any amendments which provide a cashless exercise feature to an award that provides for the full deduction of the number of underlying common shares from the total number of common shares subject to the Plan.

Limits on Grants to Insiders

In accordance with recent Toronto Stock Exchange policies and emerging practice, the Plan as amended limits the number of shares issuable at any time to insiders of Aspreva pursuant to the Plan, or when combined with other security based share compensation arrangement, to a maximum of 10% of the total number of outstanding common shares (on a non-diluted basis). The common shares issued pursuant to an entitlement granted prior to the grantee becoming an insider will be excluded in determining the number of common shares issuable to insiders. Additionally, under the terms of the Plan, the number of common shares reserved for issuance to any one person shall not, in the aggregate, exceed 5% of the total number of outstanding common shares (on a non-diluted basis).

Ability to Issue Tandem Stock Appreciation Rights, Restricted Stock Units and Deferred Share Units

The Plan as amended provides for the issuance of tandem stock appreciation rights, restricted stock units and deferred stock units, together with options Awards.

Tandem Stock Appreciation Rights - Tandem Stock Appreciation Rights, or Tandem SARs, provide option holders with a right to surrender vested options for termination in return for common shares (or the cash equivalent) equal to the net proceeds that the option holder would otherwise have received had the options been exercised and the underlying common shares immediately sold. Settlement may be made, in the sole discretion of the compensation committee, in common shares or cash, or any combination thereof.

The compensation committee is authorized to award Tandem SARs in connection with both options granted pursuant to the Plan and options to be granted in the future.

Restricted Stock Units - Restricted Stock Units, or RSUs, entitle the holder to receive common shares (or the cash equivalent) at a future date. RSUs are granted with vesting conditions (typically based on continued service or achievement of personal or corporate objectives) and settle upon vesting by delivery of common shares (or the cash equivalent). The value of the RSU increases or decreases as the price of the common shares increases or decreases, thereby promoting alignment of the interests of the RSU holders with shareholders. Settlement may be made, in the sole discretion of the compensation committee, in common shares or cash, or any combination thereof. Vesting of RSUs is determined by the compensation committee in its sole discretion and specified in the award agreement pursuant to which the RSU is granted.

Deferred Stock Units - Deferred Stock Units, or DSUs, represent a future right to receive common shares (or the cash equivalent) at the time of the holder’s retirement, death, or the holder otherwise ceasing to provide services to Aspreva, allowing Aspreva to pay compensation to holders of DSUs on a deferred basis. Each DSU awarded by Aspreva is initially equal to the fair market value of a common shares at the time the DSU is awarded. The value of the DSU increases or decreases as the price of the common shares increases or decreases, thereby promoting alignment of the interests of the DSU holders with shareholders. Settlement may be made, in the sole discretion of the compensation committee, in common shares or cash, or any combination thereof. Vesting of DSUs is determined by the compensation committee in its sole discretion and specified in the award agreement pursuant to which the DSU is granted.

Adjustment of exercise/settlement during blackout periods

Further to our Policy Regarding Share Trading by Officers, Directors and Employees, our officers, directors and employees may be prohibited from trading in our securities for an interval of time, or the Blackout Period. As Blackout Periods are of varying length and may occur at unpredictable times, Awards may expire or settle during a Blackout Period. As a result, the Plan as amended provides that: (i) where the expiry date of an option or Tandem SAR occurs during or within ten non blackout trading days following the end of a Blackout Period, the expiry date for such option or Tandem SAR shall be the date which is ten non blackout trading days following the end of such Blackout Period; and (ii) where the date for the settlement of Restricted Stock Units or the payment of a settlement amount in the case of a DSU occurs during a Blackout Period, Aspreva shall make such settlement or pay such settlement amount to the holder of such an Award within ten non blackout trading days following the end of such Blackout Period.

Computation of Available Shares

The Plan as amended provides that common shares subject to any Award (or portion thereof) that have expired or are forfeited, surrendered, cancelled or otherwise terminated prior to the issuance or transfer of such common shares, or are settled in cash in lieu of settlement in common shares, shall again be available for grant under the Plan. Notwithstanding the foregoing, any common shares subject to an Award that are withheld or otherwise not issued in order to satisfy the participant’s withholding obligations, or in payment of any option exercise price, shall reduce the number of common shares available for grant.

Exercise Price of Options

The Plan as amended provides that the exercise price for each option is to be determined by the compensation committee, but in no event may be lower than:

(i)    where the common shares are listed on a stock exchange or other organized market, the closing price of the common shares on such stock exchange or other organized market as determined by the compensation committee for the trading session ending immediately prior to the time of grant; or

(ii)    where the common shares are not publicly traded, the value which is determined by the compensation committee to be the fair value of the common shares at the time of grant, taking into consideration all factors that the compensation committee deems appropriate, including, without limitation, recent sale and offer prices of the common shares in private transactions negotiated at arm’s length.

Settlement of Awards

Subject to the terms and limitations of the Plan, the Plan as amended allows payments or transfers to be made upon the exercise or settlement of an Award to be made in such form or forms as the compensation committee may determine (including, without limitation, cash or common shares), and payment or transfers made in whole or in part in common shares may, in the discretion of the compensation committee, be issued from treasury or purchased in the open market.

A summary of the material terms of the Plan, including the approved amendments summarized above, is as follows:

 Share Reserve. The number of common shares in respect of which Awards may be granted under the Plan may be increased, decreased or fixed by our board of directors, as permitted under the applicable rules and regulations of our regulatory authorities to which we are subject.

Administration. The compensation committee administers the Plan. The compensation committee has the complete discretion to make all decisions relating to the Plan.

Eligibility. The directors, officers, employees and consultants of Aspreva or our affiliated companies, or other persons as the compensation committee may approve, are eligible to participate in the Plan.

Grant, Exercise, Vesting, Settlement Awards. Subject to the terms of the Plan, the compensation committee may grant to any eligible person one or more Awards as it deems appropriate. The compensation committee may also impose such limitations or conditions on the exercise, vesting, or settlement of any Awards as it deems appropriate.

Payment of Exercise Price of Options. Participants in the Plan may pay the exercise price by cash, bank draft or certified cheque, or by such other consideration as the compensation committee may permit.

Term of Options. Subject to the Blackout Period provisions described above, an option will expire on the date determined by the compensation committee and specified in the option agreement pursuant to which such option is granted, which date shall not be later than the tenth anniversary of the date of grant, or such earlier date as may be required by applicable law, rules or regulations, including those of any exchange or market on which the common shares are listed or traded. If an optionee’s status as a director, officer, employee or consultant terminates for any reason other than death or termination for cause, the option will expire on the date determined by the compensation committee and specified in the option agreement, which date will not be later than three months after the termination of such status. If the optionee’s status as a director, officer, employee or consultant is terminated for cause, the option shall terminate immediately. In the event that the optionee dies before otherwise ceasing to be a director, officer, employee or consultant, or before the expiration of the option following such a termination, the option will expire one year after the date of death, or on such other date determined by the compensation committee and specified in the option agreement. Notwithstanding the foregoing, except as expressly permitted by the compensation committee, all stock options will cease to vest as at the date upon which the optionee ceases to be eligible to participate in the Plan.

U.S. Qualified Incentive Stock Options. Options intended to qualify as an “incentive stock option”, as that term is defined in Section 422 of the Internal Revenue Code, may be granted under the Plan. To the extent required by the Internal Revenue Code, these options are subject to additional terms and conditions as set out in the Plan.

Change in Control. In the event of a merger or acquisition transaction that results in a change of control of Aspreva, the compensation committee may, at its option, take any of the following actions: (a) determine the manner in which all unexercised or unsettled Awards granted under the Plan will be treated, including the acceleration of such options; (b) offer any participant under the Plan the opportunity to obtain a new or replacement award, if applicable; or (c) commute for or into any other security or any other property or cash, any award that is still capable of being exercised or settled.

Transferability. Awards granted under the Plan are not transferable or assignable and may be exercised only by the grantee, subject to exceptions in the event of the death or disability of the grantee.

Termination. The Plan will terminate on January 22, 2012.

The summary of the Plan contained herein is qualified in its entirety by reference to the full text of the Plan, which is incorporated herein by reference to Exhibit 10.3 hereto, and the form of Stock Option Agreement for use in grants under the Plan which is incorporated herein by reference to Exhibit 10.4 hereto.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 30, 2007, we entered into a renewal of an employment agreement, dated May 29, 2007, or Employment Agreement, with Bruce Cousins, our Executive Vice President and Chief Finance Officer. The Employment Agreement provides that Mr. Cousins is to receive an annual base salary of $360,000 CDN, subject to increases at the discretion of our board of directors. Mr. Cousins is also eligible for a discretionary performance bonus of up to 40% of his annual base salary as determined by our board of directors. Under the Employment Agreement, either we or Mr. Cousins may terminate his employment at any time. If we terminate Mr. Cousins’ employment without cause; prior to March 2010, we are obligated to pay to him, depending upon the year of employment in which he is terminated, a lump sum of up to 12 months of his then current base salary, after March 2010, we are obligated to pay to him, depending upon the year of employment in which he is terminated, a lump sum of up to 18 months of his then current base salary, plus such other sums owed for arrears of salary, vacation pay and any performance bonus. We are also obligated to pay for the maintenance of Mr. Cousin’s benefits, for a period of 6 months following termination.

On May 30, 2007, we also entered into a renewal of the change of control agreement, or Change of Control Agreement, dated May 29, 2007, with Mr. Cousins. If within 12 months following a change of control of Aspreva, Mr. Cousins terminates his employment for good reason, or we terminate his employment other than for cause, we are obligated to pay to Mr. Cousins a lump sum equal to 12 months of his then current base salary plus other sums owed for arrears of salary, vacation pay and any performance bonus. In such case, we are also obligated to maintain Mr. Cousins’ benefits for the 12 month period and his unvested stock options will immediately vest.

The summary of the Employment Agreement and Change of Control Agreement contained herein is qualified in its entirety by reference to the full text of the Employment Agreement and Change of Control Agreement, which are attached hereto as Exhibits 10.11 and 10.12, respectively, and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description

10.3(1)	Aspreva 2002 Incentive Stock Option Plan.

10.4 (2)	Form of Stock Option Agreement with respect to the Aspreva 2002 Incentive Stock Option Plan.

10.11	Employment Agreement between the Registrant and Bruce G. Cousins, dated May 29, 2007.

10.12	Change in Control Agreement between the Registrant and Bruce G. Cousins, dated May 29, 2007.

(1)
Filed as an attachment to our Proxy Statement for our 2007 Annual and Special General Meeting of Shareholders held on May 31, 2007, as set forth in a Current Report on Form 8-K (File No. 000-51169), dated April 27, 2007, and filed with the U.S. Securities and Exchange Commission on April 27, 2007, and incorporated herein by reference.

(2)
Filed as Exhibit 10.4 to our Registration Statement on Form F-1 (No. 333-122234) filed with U.S. Securities and Exchange Commission on January 24, 2005, as amended, and incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPREVA PHARMACEUTICALS CORPORATION

Dated: June 5, 2007
	By:	/s/ Bruce G. Cousins
Bruce G. Cousins
Executive Vice President and Chief Finance Officer

EXHIBIT INDEX

Exhibit No.	Description

10.3(1)	Aspreva 2002 Incentive Stock Option Plan.

10.4 (2)	Form of Stock Option Agreement with respect to the Aspreva 2002 Incentive Stock Option Plan.

10.11	Employment Agreement between the Registrant and Bruce G. Cousins, dated May 29, 2007.

10.12	Change in Control Agreement between the Registrant and Bruce G. Cousins, dated May 29, 2007.

(1)
Filed as an attachment to our Proxy Statement for our 2007 Annual and Special General Meeting of Shareholders held on May 31, 2007, as set forth in a Current Report on Form 8-K (File No. 000-51169), dated April 27, 2007, and filed with the U.S. Securities and Exchange Commission on April 27, 2007, and incorporated herein by reference.

(2)
Filed as Exhibit 10.4 to our Registration Statement on Form F-1 (No. 333-122234) filed with U.S. Securities and Exchange Commission on January 24, 2005, as amended, and incorporated herein by reference.